UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 21, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



       Delaware                        1-9494                   13-3228013
(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)


 727 Fifth Avenue, New York, New York                              10022
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01    Other Events.

At a meeting of the Registrant's Board of Directors held on March 15, 2007, the Directors amended the Company's Corporate Governance Principles to require the submission of a letter of resignation on a job change or the acceptance of (or on forming an intention to accept) a public company directorship and to limit service by directors to no more than six public companies. A copy of the Amended and Restated Corporate Governance Principles is attached hereto as Exhibit
10.153 and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.

     (c)        Exhibits

     10.153 Corporate Governance Principles, Amended and Restated as of March 15, 2007.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TIFFANY & CO.


                                BY: /s/ Patrick B. Dorsey
                                    ------------------------
                                    Patrick B. Dorsey
                                    Senior Vice President, General Counsel
                                    and Secretary



Date:  March 21, 2007

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                                 EXHIBIT INDEX


Exhibit No.     Description

10.153          Corporate  Governance  Principles,  Amended and Restated as of
                March 15, 2007.